UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 3, 2010

B Green Innovations, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	333-120490	20-1862731
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Highway 34, Matawan, NJ		07747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:        (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.

On November 3, 2010, the Company entered into a non-binding Letter of Intent with Duzall Inc. (“Duzall”) that summarizes the principal terms with respect to the proposed acquisition by a wholly owned subsidiary of the  Company of substantially all of the assets of Duzall.  The Letter of Intent is filed herein as an exhibit to this Form 8-K.

On November 9, 2010, the Company issued a press release announcing the signing of the Letter of Intent with Duzall.  The press release is attached herein as an exhibit to this Form 8-K.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter of Intent dated November 3, 2010 by and between B Green Innovations, Inc. and Duzall, Inc.

99.2	Press release dated November 9, 2010 announcing the signing of the Letter of Intent dated November 3, 2010 by and between B Green Innovations, Inc. and Duzall, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B Green Innovations, Inc.

Date: November 12, 2010                                                                           By:     /s/ Jerome Mahoney
Jerome Mahoney
President and Chief Executive Officer

INDEX OF EXHIBITS

99.1              Letter of Intent dated November 3, 2010 by and between B Green Innovations, Inc. and Duzall, Inc.

99.2              Press release dated November 9, 2010 announcing the signing of the Letter of Intent dated November 3, 2010 by and between B Green Innovations, Inc. and Duzall, Inc.